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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 24, 2006

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                    1-11596                58-1954497
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        (State or other             (Commission File          (IRS Employer
        jurisdiction of                 Number)            Identification No.)
         incorporation)

      8302 Dunwoody Place, Suite 250, Atlanta, Georgia           30350
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           (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (770) 587-9898


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02   Results of operations and financial condition

On October 24, 2006, we announced our expectation to achieve revenue of approximately $21.0 million for the third quarter of fiscal 2006, compared to $22.8 for the same period last year, and a nominal profit for the third quarter 2006 that will be substantially less than the profit reported for the third quarter of 2005. We have furnished as an exhibit the press release dated October 24, 2006, announcing the 3rd quarter expectations.

Section 8 - Other Events

Item 8.01   Other events

On October 24, 2006, we announced that we signed a letter of intent to acquire Nuvotec USA, Inc. and its wholly owned subsidiary, Pacific EcoSolutions, Inc. (PEcoS), a mixed waste management company, based in Richland, Washington. The acquisition is subject to, among other things, completion of due diligence, assessment of liabilities, and execution of definitive agreements. Under the letter of intent, as consideration for the purchase, Perma-Fix would issue up to $7 million of its shares of common stock; assume certain debts and obligations of Nuvotec and PEcoS; and, based on the amount of debts and obligations assumed, pay a certain amount in cash. PEcoS' facility is permitted to treat, store and process hazardous, low level radioactive, and mixed waste, and is located adjacent to the Department of Energy's (DOE) Hanford site. We have furnished as an exhibit the press release dated October 24, 2006, announcing our signed letter of intent to acquire Nuvotec USA, Inc. and its wholly owned subsidiary, Pacific EcoSolutions, Inc.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial statements and exhibits

(d)  Exhibits

     Exhibit 99.1 Press Release dated October 24, 2006, "Perma-Fix Comments on Outlook for Third Quarter of 2006"

     Exhibit 99.2 Press Release dated October 24, 2006, "Perma-Fix Signs Letter of Intent to Acquire PEcoS' Radioactive and Mixed Waste Treatment Facility"

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PERMA-FIX ENVIRONMENTAL
                                                    SERVICES, INC.


Dated: October 26, 2006                             By: /s/ Steven Baughman
                                                        ------------------------
                                                        Steven Baughman
                                                        Vice President and
                                                        Chief Financial Officer